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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): September 8, 2005

                                  AMICAS, Inc.

            (Exact name of registrant as specified in its charter)

         Delaware                                 000-25311                 59-2248411
      (State or other                            (Commission               (IRS Employer
      jurisdiction of                            File Number)           Identification No.)
      incorporation)


 20 Guest Street, Suite 200, Boston, MA                                       02135
(Address of principal executive offices)                                    (Zip Code)

        Registrant's telephone number, including area code: 617-779-7878

                                 Not Applicable

          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 8.01 OTHER EVENTS.

In early September 2005, Stephen Kahane M.D., CEO and Chairman of AMICAS, Inc. (the "Company') and Stephen Hicks, General Counsel of the Company each entered into his own individual stock trading plan, or so-called Rule 10b5-1 plan. These plans specify trading periods, number of shares to be sold, and prices at which shares may be sold. If all conditions of each plan are met, the total number of shares that may be sold under Dr. Kahane's plan would equal less than 22% of the aggregate number of shares, including unvested option shares, currently held by Dr. Kahane; and the total number of shares that may be sold under Mr. Hicks' plan would equal less than one-third of the aggregate number of shares, including unvested option shares, currently held by Mr. Hicks. Mr. Hicks' September plan is in addition to a trading plan he adopted earlier this year for less than 3% of the aggregate number of shares, including unvested option shares, held by Mr. Hicks. If all conditions of each plan are met, the total number of shares that would be sold under both trading plans represents less than 1.5% of the Company's total shares outstanding.

Subject to meeting certain price targets set forth in the plans, both trading plans i) begin following the Company's filing of its quarterly report on Form 10-Q with the Securities and Exchange Commission for the September 2005 quarter; and ii) provide for the exercise and sale of option shares over the next twelve months for Dr. Kahane, and fifteen months for Mr. Hicks.

All transactions resulting from the plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission as may be required. Except as may be required by law, the Company does not undertake to report on any future trading plans of Dr. Kahane, Mr. Hicks or any other Company officers or directors, nor to report modifications, terminations, transactions or other activities under any trading plan.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    AMICAS, Inc.

                                    By:   /s/ Stephen Hicks
                                          ----------------------------------
                                          Name:  Stephen Hicks
                                          Title: Vice President and General
                                                 Counsel

Date:  September 8, 2005